UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2010

CECO ENVIRONMENTAL CORP.

(Exact Name of registrant as specified in its charter)

Delaware	0-7099	13-2566064
(State or other jurisdiction of in corporation)	(Commission File Number)	(IRS Employer Identification No.)

3120 Forrer Street,

Cincinnati, OH 45209

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (416) 593-6543

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective May 20, 2010, David Blum is no longer serving as Executive Vice President of CECO Environmental Corp. (“CECO”). On May 18, 2010, David Blum and CECO mutually agreed to end Mr. David’s Blum employment with CECO, effective May 28, 2010.

(e) On May 20, 2010, the Compensation Committee of CECO Environmental Corp. (“CECO”) established the 2010 executive compensation plan for Richard J. Blum, President, Dennis W. Blazer, CFO and Vice President—Finance and Administration. If the amount of CECO’s income from operations before executive bonuses (“IFOBEB”) for 2010 meets certain targets, each will receive a percentage of their base salary, in cash as follows:

Name	Tier 1 objective	Tier 2 objective	Tier 3 objective	Tier 4 objective	Tier 5 objective

	IFOBEB is $5.0 to $5.9 M	IFOBEB is $6.0 to $6.9 M	IFOBEB is $7.0 to $7.9 M	IFOBEB is $8.0 to $8.9 M	IFOBEB is $9.0 to $9.9 M

Richard J. Blum	26% of base salary	30% of base salary	34% of base salary	38% of base salary	44% of base salary

Dennis W. Blazer	26% of base salary	30% of base salary	34% of base salary	38% of base salary	44% of base salary

In addition, to the extent Mr. Blum and Mr. Blazer meet the individual established goals agreed to by the Compensation Committee in 2010, the Compensation Committee may in its discretion grant a cash award bonus to them of up to $34,500, and $26,000, respectively, payable on or before March 15, 2011, which in each case equals 10% of their current respective salaries.

The Compensation Committee will determine whether the goals are met in each case.

In connection with the departure of Mr. David Blum, Mr. David Blum and CECO entered into a Severance Agreement and General Waiver and Release, under which Mr. David Blum is entitled to 31 weeks of his salary, payable in bi-weekly payments, and certain partial COBRA payments.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On May 20, 2010, CECO held its Annual Meeting of Shareholders. At the Annual Meeting, shareholders considered: 1) the election of the nine director nominees named in the proxy statement; and 2) the ratification of the independent registered public accounting firm for fiscal 2010. The voting results at the Annual Meeting of CECO Shareholders on May 20, 2010, with respect to each of the matters described above, were as follows:

1.	The nine director nominees named in the proxy statement were elected based upon the following votes:

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTES
Richard J. Blum	8,070,719	1,757,018	2,607,571
Arthur Cape	8,937,390	890,347	2,607,571
Jason DeZwirek	8,061,908	1,765,829	2,607,571
Phillip DeZwirek	7,910,778	1,916,959	2,607,571
Thomas J. Flaherty	8,937,390	890,347	2,607,571
Ronald E. Krieg	8,943,840	883,897	2,607,571
Jeffrey Lang	8,047,519	1,780,218	2,607,571
Jason D. Meretsky	8,931,416	896,321	2,607,571
Donald A. Wright	8,938,379	889,358	2,607,571

2.	The appointment of BDO Seidman, LLP as CECO’s independent registered public accounting firm for fiscal 2010 was ratified as follows:

FOR	AGAINST	ABSTAIN
12,369,364	44,307	21,637

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2010	CECO ENVIRONMENTAL CORP.

	By:	/s/ Dennis W. Blazer
Dennis W. Blazer
Chief Financial Officer and Vice President – Finance and Administration

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